As filed with the Securities and Exchange Commission on November 23, 1999


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                  FORM 8-K/A

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report:  May 21, 1999
                       (Date of earliest event reported)



                        Inland Real Estate Corporation
            (Exact name of registrant as specified in the charter)



        Maryland                         0-28382              36-3953261

(State or other jurisdiction     (Commission File No.)       (IRS Employer
  of incorporation)                                        Identification No.)



                             2901 Butterfield Road
                          Oak Brook, Illinois  60523
                   (Address of Principal Executive Offices)


                                (630) 218-8000
              (Registrant's telephone number including area code)


                                Not Applicable
         (Former name or former address, if changed since last report)

The Company filed a Form 8-K on September 27, 1999 and November 2, 1999 without
the requisite financial information.   Accordingly,  the Company is filing this
Form 8 K/A.


Item 7.  Financial Statements and Exhibits


                         Index to Financial Statements
                                                                     Page

Pro Forma Balance Sheet (unaudited) at September 30, 1999........... F- 1

Notes to Pro Forma Balance Sheet (unaudited) at September 30, 1999.. F- 3

Pro Forma Statement of Operations (unaudited) of the Company for the nine months ended September 30, 1999...................... F- 4

Notes to Pro Forma Statement of Operations (unaudited) for
  the nine months ended September 30, 1999.......................... F- 6

Pro Forma Statement of Operations (unaudited) of the Company for the year ended December 31, 1998.............................. F-10

Notes to Pro Forma Statement of Operations (unaudited) for
  the year ended December 31, 1998.................................. F-12

Pine Tree Plaza - Janesville

Independent Auditors' Report........................................ F-24

Historical Summary of Gross Income and Direct Operating Expenses
  for the period from September 15, 1998 to December 31, 1998 of
  Pine Tree Plaza - Janesville...................................... F-25

Notes to the Historical Summary of Gross Income and Direct
  Operating Expenses for the period from September 15, 1998 to
  December 31, 1998 of Pine Tree Plaza - Janesville................. F-26

The Ryan Properties

Independent Auditors' Report........................................ F-28

Combined Historical Summary of Gross Income and Direct Operating
  Expenses for the year ended December 31, 1998 of
  The Ryan Properties............................................... F-29

Notes to the Combined Historical Summary of Gross Income and Direct
  Operating Expenses for the year ended December 31, 1998 of
  The Ryan Properties............................................... F-30

                                                                     Page
Rose Plaza West

Independent Auditors' Report........................................ F-34

Historical Summary of Gross Income and Direct Operating Expenses
  for the year ended December 31, 1998 of Rose Plaza West........... F-35

Notes to the Historical Summary of Gross Income and Direct
  Operating Expenses for the year ended December 31, 1998 of
  Rose Plaza West................................................... F-36

Baytowne Square & Shoppes

Independent Auditors' Report........................................ F-38

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 1998 of Baytowne Square & Shoppes. F-39

Notes to the Historical Summary of Gross Income and Direct
  Operating Expenses for the year ended December 31, 1998 of
  Baytowne Square & Shoppes......................................... F-40

Loehmann's Plaza

Independent Auditors' Report........................................ F-42

Historical Summary of Gross Income and Direct Operating Expenses
  for the year ended December 31, 1998 of Loehmann's Plaza.......... F-43

Notes to the Historical Summary of Gross Income and Direct
  Operating Expenses for the year ended December 31, 1998 of
  Loehmann's Plaza.................................................. F-44

Exhibits

  23.1  Consent of KPMG dated November 23, 1999

                                   SIGNATURE



Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                        Inland Real Estate Corporation
                                   (Registrant)



                        By:/s/ KELLY TUCEK
                            Kelly Tucek
                            Chief Financial and Accounting Officer


Date:     November 23, 1999

                        Inland Real Estate Corporation
                     Pro Forma Consolidated Balance Sheet
                              September 30, 1999
                                  (unaudited)


The following unaudited Pro Forma Consolidated Balance Sheet of the Company is presented to give effect to the acquisition of the property indicated in Note B of the Notes to the Pro Forma Consolidated Balance Sheet as though this transaction occurred September 30, 1999. This unaudited Pro Forma Consolidated Balance Sheet should be read in conjunction with the September 30, 1999 Financial Statements and the notes thereto as filed on Form 10-Q.

This unaudited Pro Forma Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been at September 30, 1999, nor does it purport to represent the future financial position of the Company. Unless otherwise defined, capitalized terms used herein shall have the same meaning as in the Prospectus.

                        Inland Real Estate Corporation
                     Pro Forma Consolidated Balance Sheet
                              September 30, 1999
                                  (unaudited)



                               September 30,               September 30,
                                   1999        Pro Forma       1999
                               Historical(A) Adjustments(B)  Pro Forma
                               ------------- ------------- -------------
Assets
------
Net investment in
  properties.................. $866,322,801    18,490,000   884,812,801
Cash and cash equivalents.....   41,699,875   (18,218,185)   23,481,690
Restricted cash...............   23,127,298          -       23,127,298
Accounts and rents
  receivable..................   20,192,634          -       20,192,634
Other assets..................   18,040,556          -       18,040,556
                               ------------- ------------- -------------
Total assets.................. $969,383,164       271,815   969,654,979
                               ============= ============= =============

Liabilities and Stockholders' Equity
------------------------------------
Accounts payable and accrued
  expenses.................... $  2,252,416          -        2,252,416
Accrued real estate taxes.....   19,793,996          -       19,793,996
Distributions payable.........    4,133,564          -        4,133,564
Security deposits.............    1,963,869        13,729     1,977,598
Mortgages payable.............  422,296,612          -      422,296,612
Unearned income...............    1,304,586          -        1,304,586
Other liabilities.............   10,910,434       258,086    11,168,520
Due to Affiliates.............    1,417,382          -        1,417,382
                               ------------- ------------- -------------
Total liabilities.............  464,072,859       271,815   464,344,674
                               ------------- ------------- -------------

Minority interest.............   27,472,519          -       27,472,519

Common Stock..................      549,715          -          549,715
Additional paid in capital
  (net of Offering costs).....  507,941,066          -      507,941,066
Accumulated distributions in
  excess of net income........  (29,704,742)         -      (29,704,742)
Accumulated other
  comprehensive income (loss).     (948,253)         -         (948,253)
                               ------------- ------------- -------------
Total Stockholders' equity....  477,837,786          -      477,837,786
                               ------------- ------------- -------------
Total liabilities and
  Stockholders' equity........ $969,383,164       271,815   969,654,979
                               ============= ============= =============


              See accompanying notes to pro forma balance sheet.

                        Inland Real Estate Corporation
                 Notes to Pro Forma Consolidated Balance Sheet
                                  (continued)
                              September 30, 1999
                                  (unaudited)

(A) The September 30, 1999 Historical column represents the historical balance sheet as presented in the September 30, 1999 10-Q as filed with the SEC.

(B) This pro forma adjustment relates to the acquisition of the subject property as though it was acquired on September 30, 1999, based on the terms described in the note that follows:

    Acquisition of Property:

    On October  18,  1999,  the  Company  acquired  Pine  Tree  Center  from an
    unaffiliated  third  party   for   the   purchase  price  of  approximately
    $18,490,000 on an all cash basis, funded from cash and cash equivalents.

                        Inland Real Estate Corporation
                Pro Forma Consolidated Statement of Operations
                 For the nine months ended September 30, 1999
                                  (unaudited)


The following unaudited Pro Forma Consolidated Statement of Operations of the Company is presented to effect the acquisitions of the properties indicated in Note B of the Notes to the Pro Forma Consolidated Statement of Operations as though they occurred on the earlier of January 1, 1998 or the date operations commenced. No pro forma adjustment was made for Randall Plaza, Eagle-Buffalo Grove, Oak Forest Phase III, West River Crossing and Hickory Creek, as these properties were completed in 1999 and there were no significant operations prior to acquisition. This unaudited Pro Forma Consolidated Statement of Operations should be read in conjunction with the September 30, 1999 Financial Statements and the notes thereto as filed on Form 10-Q.

This unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the nine months ended September 30, 1999, nor does it purport to represent the future financial position of the Company. Unless otherwise defined, capitalized terms used herein shall have the same meaning as in the Prospectus.

                        Inland Real Estate Corporation
                Pro Forma Consolidated Statement of Operations
                 For the nine months ended September 30, 1999
                                 (unaudited)

                                 September 30,
                                     1999       Pro Forma    September 30,
                                  Historical   Adjustments       1999
                                     (A)            (B)       Pro Forma
                                 ------------  ------------  -----------

Rental income................... $61,345,482     9,611,035    70,956,517
Additional rental income........  23,018,272     2,974,544    25,992,816
Interest income.................   3,705,402          -        3,705,402
Other income....................     350,234          -          350,234
                                 ------------  ------------  ------------
  Total income..................  88,419,390    12,585,579   101,004,969
                                 ------------  ------------  ------------
Professional services and
  general and administrative
  fees..........................   1,271,761          -        1,271,761
Advisor asset management fee.(D)   2,575,000       803,771     3,378,771
Property operating expenses.....  28,267,721     3,759,943    32,027,664
Interest expense................  18,032,843       357,273    18,390,116
Depreciation (C)................  14,149,684     2,962,432    17,112,116
Amortization....................      63,881          -           63,881
Acquisition costs expensed......     513,805          -          513,805
                                 ------------  ------------  ------------
Total expenses..................  64,874,695     7,883,419    72,758,114
                                 ------------  ------------  ------------
                                  23,544,695      4,702,160   28,246,855

Minority interest in earnings(E)      62,105     (1,318,872)  (1,256,767)
                                 ------------  ------------  ------------
Net income......................  23,606,800      3,383,288   26,990,088
Other comprehensive income (loss):
  Unrealized holding gain (loss)
    on investment securities....    (948,253)          -        (948,253)
                                 ------------  ------------  ------------
Comprehensive income............ $22,655,547      3,383,288   26,041,835
                                 ============  ============  ============

Weighted average common stock
  outstanding...................  52,208,291                  52,208,291
                                 ============                ============

Net income per weighted average
  common stock outstanding,
  basic and diluted............. $       .45                         .50
                                 ============                ============






      See accompanying notes to pro forma consolidated statement of operations.

                        Inland Real Estate Corporation
            Notes to Pro Forma Consolidated Statement of Operations
                 For the nine months ended September 30, 1999
                                  (unaudited)


(A) The  1999  Historical  column   represents   the  historical  statement  of
    operations of the Company for the nine months ended September 30, 1999 (unaudited), as filed with the SEC on Form 10-Q.

(B) Total pro forma adjustments for the nine months ended September 30, 1999 are as though the acquisitions of the following properties occurred the earlier of January 1, 1998 or the date operations commenced and are based on information provided by the seller. All properties were purchased on an all cash basis except for Woodland Commons and Ryan - Cliff Lake. Pro forma adjustments for interest expense on these properties were based on the following terms.

    Woodland Commons

    As part of the acquisition of Woodland Commons, the Company assumed the existing first mortgage loan, maturing September 22, 2001, with a balance of $11,470,000. The loan requires interest only monthly payments at a rate of 6.24% per annum.

    Ryan Properties - Cliff Lake

    As part of the acquisition of Ryan - Cliff Lake, the Company assumed the existing first mortgage loan, maturing January 31, 2008, with a balance of $5,129,540. The loan requires monthly principal and interest payments at a rate of 7.86% per annum based on a 30 year amortization.

                                       Inland Real Estate Corporation
                           Notes to Pro Forma Consolidated Statement of Operations
                                                 (continued)
                                For the nine months ended September 30, 1999
                                                 (unaudited)

(B) Total pro forma adjustments for 1999 acquisitions are as though they were acquired the earlier of
    January 1, 1998 or the date operations commenced.
                                                                     Baytowne
                    Plymouth   Circuit City  Woodland   Loehmanns   Shoppes &   Supervalue   Supervalue
                    Collection Traverse City  Commons     Plaza       Square      Plymouth  Indianapolis
                   ----------- ----------- ----------- -----------  ---------- ------------ ------------
Rental income..... $    6,939      18,451     253,910     104,622     132,184       98,027      102,786
Additional rental
  income..........      1,016        -         55,845      39,195      30,246         -            -
                   ----------- ----------- ----------- -----------  ---------- ------------ ------------
Total income......      7,955      18,451     309,755     143,817     162,430       98,027      102,786
                   ----------- ----------- ----------- -----------  ---------- ------------ ------------
Advisor asset
  management fee..       -           -           -           -           -            -            -
Property operating
  expenses........      1,374         830      69,783      38,700      36,882        4,411        4,625
Interest expense..       -           -         77,537        -           -            -            -
Depreciation......       -           -           -           -           -            -            -
                   ----------- ----------- ----------- -----------  ---------- ------------ ------------
Total expenses....      1,374         830     147,320      38,700      36,882        4,411        4,625
                   ----------- ----------- ----------- -----------  ---------- ------------ ------------
Net income (loss). $    6,581      17,621     162,435     105,117     125,548       93,616       98,161
                   =========== =========== =========== ===========  ========== ============ ============


                     Gateway      Eagle     Dominicks   Oak Lawn        Ryan      United     Rose Plaza
                      Square   Lindenhurst  Hammond    Towne Center Properties    Audio         West
                   ----------- ----------- ----------- ------------ ---------- -----------  -----------
Rental income..... $   150,095    177,665     298,028      207,587   6,558,627    196,680      198,539
Additional rental
  income..........      47,706       -           -          87,347   2,407,011       -          53,731
                   ----------- ----------- ----------- ------------ ---------- -----------  -----------
Total income......     197,801    177,665     298,028      294,934   8,965,638    196,680      252,270
                   ----------- ----------- ----------- ------------ ---------- -----------  -----------
Advisor asset
  management fee..        -          -           -            -           -          -            -
Property operating
  expenses........      60,348      7,995      13,411      100,647   2,949,275      8,860       65,083
Interest expense..        -          -           -            -        279,736       -            -
Depreciation......        -          -           -            -           -          -            -
                   ----------- ----------- ----------- ------------ ---------- -----------  -----------
Total expenses....      60,348      7,995      13,411      100,647   3,229,011      8,860       65,083
                   ----------- ----------- ----------- ------------ ---------- -----------  -----------
Net income (loss). $   137,453    169,670     284,617      194,287   5,736,627    187,830      187,187
                   =========== =========== =========== ============ ========== ===========  ===========



                        Inland Real Estate Corporation
            Notes to Pro Forma Consolidated Statement of Operations
                                  (continued)
                 For the nine months ended September 30, 1999
                                  (unaudited)


                                              Total
                                Pro Forma   Pro Forma
                    Pine Tree  Adjustment  Adjustment
                   ----------- ----------- -----------
Rental income..... $1,106,895        -      9,611,035
Additional rental
  income..........    252,420        -      2,974,544
                   ----------- ----------- -----------
Total income......  1,359,315        -     12,585,579
                   ----------- ----------- -----------
Advisor asset
  management fee..       -        803,771     803,771
Property operating
  expenses........    397,729        -      3,759,943
Interest expense..       -           -        357,273
Depreciation......       -      2,962,432   2,962,432
                   ----------- ----------- -----------
Total expenses....    397,729   3,766,203   7,883,419
                   ----------- ----------- -----------
Net income (loss). $  961,586  (3,766,203)  4,702,160
                   =========== =========== ===========

                        Inland Real Estate Corporation
            Notes to Pro Forma Consolidated Statement of Operations
                                  (continued)
                 For the nine months ended September 30, 1999
                                  (unaudited)


(C) Depreciation expense is computed using the straight-line method, based upon an estimated useful life of thirty years for buildings and fifteen years for improvements.

(D) Advisor Asset Management Fees are calculated as .5% per annum of the Average Invested Assets (as defined).

(E) The consolidated financial statements include the accounts of the Company, Joliet Commons LLC, Ryan LLC and Ryan Cliff Lake LLC.

    In October 1998, the Company entered into the Joliet Commons LLC, an Illinois limited liability company, with an unaffiliated third party in order to purchase Joliet Commons Shopping Center. The transaction was structured such that the Company contributed approximately $52,000 for a 1% interest in the Joliet Commons LLC and the third party contributed a property with a fair market value of approximately $19,733,000 and debt of approximately $14,569,000 to the Joliet Commons LLC for a 99% interest.

    In September 1999, the Company entered into the Ryan and Ryan Cliff Lake LLCs, Delaware limited liability companies, with an unaffiliated third party in order to purchase nine shopping centers: Bally's Total Fitness, Burnsville Crossing, Byerly's Burnsville, Cliff Lake, Park Place Center, The Quarry, Rainbow Maple Grove, Riverdale Commons and Shingle Creek. Ryan Cliff Lake LLC is owned 99% by Ryan LLC and 1% by the Company. The transaction was structured such that the Company contributed approximately $71,604,000 for an approximate 77% interest in the Ryan LLC and the third party contributed the nine properties with a fair market value of approximately $99,427,000 and debt of approximately $65,500,000 to the Ryan LLC for an approximate 23% interest. The Company is the managing member of the Joliet Commons LLC, Ryan LLC and Ryan Cliff Lake LLC. The non-managing member (third party seller) has a right on or after January 1, 2001 to tender up to 1/2 of its interest in the Inland Ryan LLC to the managing member (the Company) to be paid in cash. The remaining interest may be tendered to the managing member on or after June 30, 2002. If the non-managing member has not tendered all of its interest by August 31, 2004, then at any time after that date, the managing member, at its sole and exclusive option, may require the tender of all remaining non-managing member interests. Due to the Company's ability as managing member to directly control the LLCs, they are consolidated for financial reporting purposes. The third parties' interests are reflected as minority interest in the accompanying financial statements.

                        Inland Real Estate Corporation
                Pro Forma Consolidated Statement of Operations
                     For the year ended December 31, 1998
                                  (unaudited)


The following unaudited Pro Forma Consolidated Statement of Operations of the Company is presented to effect the acquisitions of the properties indicated in Note B and Note C of the Notes to the Pro Forma Consolidated Statement of Operations as though they occurred the earlier of January 1, 1998 or the date as though they occurred the earlier of January 1, 1998 or the date operations commenced. No pro forma adjustments have been made for Oak Forest Commons, Downers Grove Market, Stuarts Crossing and Staples as these properties were completed in 1998 and no significant operations existed prior to the acquisition by the Company. No pro forma adjustments have been made for Plymouth Collection, Circuit City-Traverse City, Eagle-Lindenhurst, Randall Plaza, Eagle-Buffalo Grove, Oak Forest Commons Phase III, Oak Lawn Town Center, West River Crossing and Hickory Creek Market as these centers were completed in late 1998 and 1999 and no significant operations existed for the year ended December 31, 1998. This unaudited Pro Forma Consolidated Statement of Operations should be read in conjunction with the December 31, 1998 Financial Statements and the notes thereto as filed on Form 10-K.

This unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the year ended December 31, 1998, nor does it purport to represent the future financial position of the Company. Unless otherwise defined, capitalized terms used herein shall have the same meaning as in the Prospectus.

                        Inland Real Estate Corporation
                Pro Forma Consolidated Statement of Operations
                     For the year ended December 31, 1998
                                 (unaudited)

                                            Pro Forma Adjustments
                                     --------------------------------------

                            1998         1998         1999
                         Historical  Acquisitions Acquisitions     1998
                            (A)           (B)          (C)      Pro Forma
                        ------------ ------------ ------------ -----------
Rental income.......... $51,133,774   14,538,127   15,529,352   81,201,253
Additional rental
  income...............  16,679,388    5,387,567    4,397,945   26,464,900
Interest income........   5,185,534         -            -       5,185,534
Other income...........     303,582         -            -         303,582
                        ------------ ------------ ------------ ------------
  Total income.........  73,302,278   19,925,694   19,927,297  113,155,269
                        ------------ ------------ ------------ ------------
Professional services
  and general and
  administrative fees..   1,582,948         -            -       1,582,948
Advisor asset
  management fee (E)...     965,108    1,796,473      886,232    3,647,813
Property operating
  expenses.............  21,017,360    6,526,630    5,707,261   33,251,251
Interest expense.......  13,421,599    1,393,886    1,112,454   15,927,939
Depreciation (D).......  11,496,515    3,879,631    5,045,575   20,421,721
Amortization...........     166,635         -            -         166,635
Acquisition costs
  expensed.............     437,783         -            -         437,783
                        ------------ ------------ ------------ ------------
Total expenses.........  49,087,948   13,596,620   12,751,522   75,436,090
                        ------------ ------------ ------------ ------------
Income before minority
  interest in earnings.  24,214,330    6,329,074    7,175,775   37,719,179
Minority interest
  in earnings (F)......    (128,459)    (445,249)  (1,642,925)  (2,216,633)
                        ------------ ------------ ------------ ------------
  Net income........... $24,085,871    5,883,825    5,532,850   35,502,546
                        ============ ============ ============ ============
Weighted average
  common stock
  outstanding..........  40,359,796                             40,359,796
                        ============                           ============

Net income per weighted
  average common stock
  outstanding, basic and
  diluted.............. $       .60                                    .88
                        ============                           ============




      See accompanying notes to pro forma consolidated statement of operations.

                        Inland Real Estate Corporation
            Notes to Pro Forma Consolidated Statement of Operations
                     For the year ended December 31, 1998
                                  (unaudited)


(A) The  1998  Historical  column   represents   the  historical  statement  of
    operations of the Company for the year ended December 31, 1998, as filed with the SEC on Form 10-K.

(B) Total pro forma adjustments for the year ended December 31, 1998 are as though the 1998 acquisitions of the following properties occurred the earlier of January 1, 1998 or the date operations commenced. All properties were purchased on an all cash basis, except for Shoppes at Mill Creek, Schaumburg Plaza, Edinburgh Festival and Joliet Commons. Pro forma adjustments for interest expense on these properties were based on the following terms:

    Mill Creek Shopping Center

    As part of the acquisition of Mill Creek Shopping Center, the Company assumed the existing mortgage loan of $9,500,000, maturing September 10, 1999, with the balance funded with cash and cash equivalents. The loan requires interest only monthly payments at a rate of 8% per annum.

    Schaumburg Plaza

    As part of the acquisition of Schaumburg Plaza, the Company assumed the existing debt of $3,924,183. The debt requires monthly interest only payments at a rate of 9.25% per annum through September 2004 and then requires principal and interest payments through December 2009 at a rate of 9.25% per annum based on a 30 year amortization schedule.

    Edinburgh Festival

    As part of the acquisition of Edinburgh Festival, the Company assumed the existing first mortgage loan, maturing September 30, 2008, with a balance of $4,625,000. The loan requires interest only monthly payments at a rate of 6.75% per annum.

    Joliet Commons

    As part of the acquisition of Joliet Commons, the Company assumed the existing first mortgage loan, maturing October 31, 2007, with a balance of $14,588,408. The loan requires monthly principal and interest payments at a rate of 7.79% per annum based on a 30 year amortization schedule.

                                            Inland Real Estate Corporation
                                Notes to Pro Forma Consolidated Statement of Operations
                                                      (continued)
                                         For the year ended December 31, 1998
                                                      (unaudited)

(B) Total pro forma adjustments for 1998 acquisitions are as though they were acquired the earlier of January 1, 1998 or the date operations commenced.
                                Dominicks                Orland
                     Coopers      West        Maple       Park        Lake       Homewood     Wisner      Elmhurst
                      Grove      Chicago      Plaza      Retail       Park         Plaza       Plaza     City Center
                   ----------- ----------- ----------- ----------- ----------- ------------ ------------ -----------
Rental income..... $   12,649      36,150      30,776      11,631     103,540       29,096       29,958      84,667
Additional rental
  income..........      9,364        -         11,154       5,600      49,688       22,945       12,915      15,971
                   ----------- ----------- ----------- ----------- ----------- ------------ ------------ -----------
Total income......     22,013      36,150      41,930      17,231     153,228       52,041       42,873     100,638
                   ----------- ----------- ----------- ----------- ----------- ------------ ------------ -----------
Advisor asset
  management fee..       -           -           -           -           -            -            -           -
Property operating
  expenses........     10,754       1,085      13,041       7,200      60,970       25,287       14,844      23,473
Interest expense..       -           -           -           -           -            -            -           -
Depreciation......       -           -           -           -           -            -            -           -
                   ----------- ----------- ----------- ----------- ----------- ------------ ------------ -----------
Total expenses....     10,754       1,085      13,041       7,200      60,970       25,287       14,844      23,473
                   ----------- ----------- ----------- ----------- ----------- ------------ ------------ -----------
Net income (loss). $   11,259      35,065      28,889      10,031      92,258       26,754       28,029      77,165
                   =========== =========== =========== =========== =========== ============ ============ ===========

                     Shoppes                                                     Western/
                     at Mill     Prairie    St. James    Chestnut    Bergen       Howard     High Point
                      Creek      Square     Crossing       Court     Plaza        Plaza         Center     Wauconda
                   ----------- ----------- ----------- ----------- ----------- ------------ ------------ -----------
Rental income..... $  180,896      78,950     189,704     319,057     490,456       70,092      331,704      80,746
Additional rental
  income..........    123,799      29,500      54,985      82,340     190,947       24,948       78,007      21,603
                   ----------- ----------- ----------- ----------- ----------- ------------ ------------ -----------
Total income......    304,695     108,450     244,689     401,397     681,403       95,040      409,711     102,349
                   ----------- ----------- ----------- ----------- ----------- ------------ ------------ -----------
Advisor asset
  management fee..       -           -           -           -           -            -            -           -
Property operating
  expenses........    142,668      34,380      65,996     134,035     227,516       34,369       80,420      26,209
Interest expense..    126,667        -           -           -           -            -            -           -
Depreciation......       -           -           -           -           -            -            -           -
                   ----------- ----------- ----------- ----------- ----------- ------------ ------------ -----------
Total expenses....    269,335      34,380      65,996     134,035     227,516       34,369       80,420      26,209
                   ----------- ----------- ----------- ----------- ----------- ------------ ------------ -----------
Net income (loss). $   35,360      74,070     178,693     267,362     453,887       60,671      329,291      76,140
                   =========== =========== =========== =========== =========== ============ ============ ===========



                                     F-13


                                            Inland Real Estate Corporation
                                Notes to Pro Forma Consolidated Statement of Operations
                                                      (continued)
                                         For the year ended December 31, 1998
                                                      (unaudited)


                     Berwyn     Woodland    Walgreens  Schaumburg    Winnetka                 Fairview      Orland
                     Plaza       Heights    Woodstock     Plaza      Commons     Eastgate      Heights      Greens
                   ----------- ----------- ----------- ----------- ----------- ------------ ------------ -----------
Rental income..... $   60,841     342,420      48,013     373,663     225,717     440,016       826,805     331,752
Additional rental
  income..........     50,285     313,058        -        177,341     161,656     128,747       206,021     446,300
                   ----------- ----------- ----------- ----------- ----------- ------------ ------------ -----------
Total income......    111,126     655,478      48,013     551,004     387,373     568,763     1,032,826     778,052
                   ----------- ----------- ----------- ----------- ----------- ------------ ------------ -----------
Advisor asset
  management fee..       -           -           -           -           -           -             -           -
Property operating
  expenses........     57,382     363,700       2,160     215,485     134,458     154,789       254,613     365,860
Interest expense..       -           -           -         90,746        -           -             -           -
Depreciation......       -           -           -           -           -           -             -           -
                   ----------- ----------- ----------- ----------- ----------- ------------ ------------ -----------
Total expenses....     57,382     363,700       2,160     306,231     134,458     154,789       254,613     365,860
                   ----------- ----------- ----------- ----------- ----------- ------------ ------------ -----------
Net income (loss). $   53,744     291,778      45,853     244,773     252,915     413,974       778,213     412,192
                   =========== =========== =========== =========== =========== ============ ============ ===========


                      Bakers    Two Rivers  Woodfield   Edinburgh     Joliet    Springboro   Riverplace    Elmwood
                      Shoes       Plaza     East/West    Festival    Commons       Plaza       Center        Park
                   ----------- ----------- ----------- ----------- ----------- ------------ ------------ -----------
Rental income..... $   75,000     509,060   1,481,413     654,972   1,590,889      725,616      530,642     229,140
Additional rental
  income..........       -        109,400     685,011     293,148     509,508      160,915      182,490      53,554
                   ----------- ----------- ----------- ----------- ----------- ------------ ------------ -----------
Total income......     75,000     618,460   1,266,424     948,120   2,100,397      886,531      713,132     282,694
                   ----------- ----------- ----------- ----------- ----------- ------------ ------------ -----------
Advisor asset
  management fee..       -           -           -           -           -            -            -           -
Property operating
  expenses........      3,375     138,290     789,419     326,596     575,093      211,789      196,674      87,228
Interest expense..       -           -           -        230,672     945,801         -            -           -
Depreciation......       -           -           -           -           -            -            -           -
                   ----------- ----------- ----------- ----------- ----------- ------------ ------------ -----------
Total expenses....      3,375     138,290     789,419     557,268   1,520,894      211,789      196,674      87,228
                   ----------- ----------- ----------- ----------- ----------- ------------ ------------ -----------
Net income (loss). $   71,625     480,170   1,377,005     390,852     579,502      674,742      516,458     195,466
                   =========== =========== =========== =========== =========== ============ ============ ===========






                                     F-14


                                            Inland Real Estate Corporation
                                Notes to Pro Forma Consolidated Statement of Operations
                                                      (continued)
                                         For the year ended December 31, 1998
                                                      (unaudited)


                   Marketplace                                      Hollywood                  Total
                      at Six    Carmax -    Carmax-    Park Center    Video-    Pro forma    Pro forma
                     Corners   Tinley Park Schaumburg     Plaza      Hammond    Adjustment   Adjustment
                   ----------- ----------- ----------- ----------- ----------- ------------ ------------
Rental income..... $1,691,010     320,690     524,293   1,387,791      88,312         -      14,538,127
Additional rental
  income..........    362,730        -           -        810,599       3,038         -       5,387,567
                   ----------- ----------- ----------- ----------- ----------- ------------ ------------
Total income......  2,053,740     320,690     524,293   2,198,390      91,350         -      19,925,694
                   ----------- ----------- ----------- ----------- ----------- ------------ ------------
Advisor asset
  management fee..       -           -           -           -           -       1,796,473    1,796,473
Property operating
  expenses........    456,575      21,645      31,456   1,223,021      14,775         -       6,526,630
Interest expense..       -           -           -           -           -            -       1,393,886
Depreciation......       -           -           -           -           -       3,879,631    3,879,631
                   ----------- ----------- ----------- ----------- ----------- ------------ ------------
Total expenses....    456,575      21,645      31,456   1,223,021      14,775    5,676,104   13,596,620
                   ----------- ----------- ----------- ----------- ----------- ------------ ------------
Net income (loss). $1,597,165     299,045     492,837     975,369      76,575   (5,676,104)   6,329,074
                   =========== =========== =========== =========== =========== ============ ============

























                                                          Inland Real Estate Corporation
                                              Notes to Pro Forma Consolidated Statement of Operations
                                                                    (continued)
                                                       For the year ended December 31, 1998
                                                                    (unaudited)

(C) Total pro forma adjustments for the year ended December 31, 1998 are as though the 1999 acquisitions of the following properties occurred the earlier of January 1,  1998 or the date operations commenced.  All properties were purchased on an all cash basis, except for Woodland Commons and the Ryan properties.
                                              Baytowne
                    Woodland     Loehmanns   Shoppes &  Supervalue  Supervalue    Gateway      Dominicks     United
                     Commons       Plaza       Square    Plymouth   Indianapolis   Square       Hammond       Audio
                   ------------ ----------- ----------- ----------- ----------- ------------ ------------ -----------
Rental income..... $ 2,263,916   1,296,960   1,276,249     522,813     548,196      681,661      350,622     138,833
Additional rental
  income..........     598,652     470,334     290,362        -           -         228,990         -           -
                   ------------ ----------- ----------- ----------- ----------- ------------ ------------ -----------
Total income......   2,862,568   1,767,294   1,566,611     522,813     548,196      910,651      350,622     138,833
                   ------------ ----------- ----------- ----------- ----------- ------------ ------------ -----------
Advisor asset
  management fee..     100,183      67,825      63,275      27,327      28,672       34,700       18,430      12,415
Property operating
  expenses........     858,216     485,980     353,131      23,525      24,670      285,849       15,780       6,247
Interest expense..     669,908        -           -           -           -            -            -           -
Depreciation......     550,514     311,854     335,902     144,328     154,596      145,012      288,941      49,054
                   ------------ ----------- ----------- ----------- ----------- ------------ ------------ -----------
Total expenses....   2,178,821     865,659     752,308     195,180     207,938      465,561      323,151      67,716
                   ------------ ----------- ----------- ----------- ----------- ------------ ------------ -----------
Net income (loss). $   683,747     901,635     814,303     327,633     340,258      455,090       27,471      71,117
                   ============ =========== =========== =========== =========== ============ ============ ===========

                       Ryan      Rose Plaza                Total
                    Properties      West     Pine Tree   Proforma
                   ------------ ----------- ----------- -----------
Rental income..... $ 8,034,077     267,617     148,408  15,529,352
Additional rental
  income..........   2,716,003      68,204      25,400   4,397,945
                   ------------ ----------- ----------- -----------
Total income......  10,750,080     335,821     173,808  19,927,297
                   ------------ ----------- ----------- -----------
Advisor asset
  management fee..     497,137      13,818      22,450     886,232
Property operating
  expenses........   3,504,530      87,509      61,824   5,707,261
Interest expense..     442,546        -           -      1,112,454
Depreciation......   2,867,840      68,366     129,175   5,045,575
                   ------------ ----------- ----------- -----------
Total expenses....   7,312,053     169,693     213,449  12,751,522
                   ------------ ----------- ----------- -----------
Net income (loss). $ 3,438,027     166,128     (39,641)  7,175,775
                   ============ =========== =========== ===========


                        Inland Real Estate Corporation
            Notes to Pro Forma Consolidated Statement of Operations
                                  (continued)
                     For the year ended December 31, 1998
                                  (unaudited)

  Acquisition of Woodland Commons, Buffalo Grove, Illinois

  Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1998 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                              Woodland Commons
                                     -----------------------------------
                                         *As      Pro Forma
                                       Reported  Adjustments    Total
                                     ----------- ----------- -----------
  Rental income..................... $2,263,916        -      2,263,916
  Additional rental income..........    598,652        -        598,652
                                     ----------- ----------- -----------
  Total income......................  2,862,568        -      2,862,568
                                     ----------- ----------- -----------
  Advisor asset management fee......       -        100,183     100,183
  Property operating expenses.......    810,416      47,800     858,216
  Interest expense..................    669,908        -        669,908
  Depreciation......................       -        550,514     550,514
                                     ----------- ----------- -----------
  Total expenses....................  1,480,324     698,497   2,178,821
                                     ----------- ----------- -----------
  Net income (loss)................. $1,382,244    (698,497)    683,747
                                     =========== =========== ===========


  As part of the acquisition of Woodland Commons, the Company assumed the existing first mortgage loan, maturing September 22, 2001, with a balance of $11,470,000. The loan requires interest only monthly payments at a rate of 6.24% per annum.



  Acquisition of Loehmann's Plaza, Brookfield, Wisconsin

  Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1998 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                              Loehmann's Plaza
                                     -----------------------------------
                                         *As      Pro Forma
                                       Reported  Adjustments    Total
                                     ----------- ----------- -----------
  Rental income..................... $1,296,960        -      1,296,960
  Additional rental income..........    470,334        -        470,334
                                     ----------- ----------- -----------
  Total income......................  1,767,294        -      1,767,294
                                     ----------- ----------- -----------
  Advisor asset management fee......       -         67,825      67,825
  Property operating expenses.......    477,480       8,500     485,980
  Depreciation......................       -        311,854     311,854
                                     ----------- ----------- -----------
  Total expenses....................    477,480     388,179     865,659
                                     ----------- ----------- -----------
  Net income (loss)................. $1,289,814    (388,179)    901,635
                                     =========== =========== ===========

                        Inland Real Estate Corporation
            Notes to Pro Forma Consolidated Statement of Operations
                                  (continued)
                     For the year ended December 31, 1998
                                  (unaudited)

  Acquisition of Baytowne Shoppes and Baytowne Square, Champaign, Illinois

  Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1998 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                      Baytowne Shoppes and Baytowne Square
                                     -------------------------------------
                                         *As      Pro Forma
                                       Reported  Adjustments    Total
                                     ----------- ----------- -----------
  Rental income..................... $1,276,249        -      1,276,249
  Additional rental income..........    290,362        -        290,362
                                     ----------- ----------- -----------
  Total income......................  1,566,611        -      1,566,611
                                     ----------- ----------- -----------
  Advisor asset management fee......       -         63,275      63,275
  Property operating expenses.......    331,731      21,400     353,131
  Depreciation......................       -        335,902     335,902
                                     ----------- ----------- -----------
  Total expenses....................    331,731     420,577     752,308
                                     ----------- ----------- -----------
  Net income (loss)................. $1,234,880    (420,577)    814,303
                                     =========== =========== ===========


  Acquisition of Supervalue-Plymouth, Plymouth, Minnesota

  This pro forma adjustment reflects the purchase of the Supervalue-Plymouth property as if the Company had acquired the property as of January 1, 1998 and is based on information provided by the seller.

                                                Supervalue-Plymouth
                                     -------------------------------------
                                      Year ended
                                     December 31, Pro Forma
                                        1998     Adjustments    Total
                                     ----------- ----------- -----------
  Rental income..................... $  522,813        -        522,813
  Additional rental income..........       -           -           -
                                     ----------- ----------- -----------
  Total income......................    522,813        -        522,813
                                     ----------- ----------- -----------
  Advisor asset management fee......       -         27,327      27,327
  Property operating expenses.......       -         23,525      23,525
  Depreciation......................       -        144,328     144,328
                                     ----------- ----------- -----------
  Total expenses....................       -        195,180     195,180
                                     ----------- ----------- -----------
  Net income (loss)................. $  522,813    (195,180)    327,633
                                     =========== =========== ===========

                        Inland Real Estate Corporation
            Notes to Pro Forma Consolidated Statement of Operations
                                  (continued)
                     For the year ended December 31, 1998
                                  (unaudited)



  Acquisition of Supervalue-Indianapolis, Indianapolis, Indiana

  This pro forma adjustment reflects the purchase of the Supervalue-Plymouth property as if the Company had acquired the property as of January 1, 1998 and is based on information provided by the seller.

                                                Supervalue-Indianapolis
                                     -------------------------------------
                                      Year ended
                                     December 31, Pro Forma
                                        1998     Adjustments    Total
                                     ----------- ----------- -----------
  Rental income..................... $  548,196        -        548,196
  Additional rental income..........       -           -           -
                                     ----------- ----------- -----------
  Total income......................    548,196        -        548,196
                                     ----------- ----------- -----------
  Advisor asset management fee......       -         28,672      28,672
  Property operating expenses.......       -         24,670      24,670
  Depreciation......................       -        154,596     154,596
                                     ----------- ----------- -----------
  Total expenses....................       -        207,938     207,938
                                     ----------- ----------- -----------
  Net income (loss)................. $  548,196    (207,938)    340,258
                                     =========== =========== ===========


  Acquisition of Gateway Square, Hinsdale, Illinois

  Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1998 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                                Gateway Square
                                     -------------------------------------
                                         *As      Pro Forma
                                       Reported  Adjustments    Total
                                     ----------- ----------- -----------
  Rental income..................... $  681,661        -        681,661
  Additional rental income..........    228,990        -        228,990
                                     ----------- ----------- -----------
  Total income......................    910,651        -        910,651
                                     ----------- ----------- -----------
  Advisor asset management fee......       -         34,700      34,700
  Property operating expenses.......    281,389       4,460     285,849
  Depreciation......................       -        145,012     145,012
                                     ----------- ----------- -----------
  Total expenses....................    281,389     184,172     465,561
                                     ----------- ----------- -----------
  Net income (loss)................. $  629,262    (184,172)    445,090
                                     =========== =========== ===========

                        Inland Real Estate Corporation
            Notes to Pro Forma Consolidated Statement of Operations
                                  (continued)
                     For the year ended December 31, 1998
                                  (unaudited)

  Acquisition of Dominicks-Hammond, Hammond, Indiana

  This pro forma adjustment reflects the purchase of the Dominicks-Hammond property as if the Company had acquired the property as of August 1, 1998, the date significant operations began and is based on information provided by the seller.

                                              Dominicks-Hammond
                                     -----------------------------------
                                      Year ended
                                     December 31, Pro Forma
                                        1998     Adjustments    Total
                                     ----------- ----------- -----------
  Rental income..................... $  350,622        -        350,622
  Additional rental income..........       -           -           -
                                     ----------- ----------- -----------
  Total income......................    350,622        -        350,622
                                     ----------- ----------- -----------
  Advisor asset management fee......       -         18,430      18,430
  Property operating expenses.......       -         15,780      15,780
  Depreciation......................       -        288,941     288,941
                                     ----------- ----------- -----------
  Total expenses....................       -        323,151     323,151
                                     ----------- ----------- -----------
  Net income (loss)................. $  350,622    (323,151)     27,471
                                     =========== =========== ===========


  Acquisition of United Audio, Schaumburg, Illinois

  This pro forma adjustment reflects the purchase of the United Audio property as if the Company had acquired the property as of June 1, 1998, the date significant operations began, and is based on information provided by the seller.

                                                United Audio
                                     -----------------------------------
                                      Year ended
                                     December 31, Pro Forma
                                        1998     Adjustments    Total
                                     ----------- ----------- -----------
  Rental income..................... $  138,833        -        138,833
  Additional rental income..........       -           -           -
                                     ----------- ----------- -----------
  Total income......................    138,833        -        138,833
                                     ----------- ----------- -----------
  Advisor asset management fee......       -         12,415      12,415
  Property operating expenses.......       -          6,247       6,247
  Depreciation......................       -         49,054      49,054
                                     ----------- ----------- -----------
  Total expenses....................       -         67,716      67,716
                                     ----------- ----------- -----------
  Net income (loss)................. $  138,833     (67,716)     71,117
                                     =========== =========== ===========

                        Inland Real Estate Corporation
            Notes to Pro Forma Consolidated Statement of Operations
                                  (continued)
                     For the year ended December 31, 1998
                                  (unaudited)


  Acquisition of Ryan Properties, Minnesota

  Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1998 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                              Ryan Properties
                                     -----------------------------------
                                         *As      Pro Forma
                                       Reported  Adjustments    Total
                                     ----------- ----------- -----------
  Rental income..................... $8,034,077        -      8,034,077
  Additional rental income..........  2,716,003        -      2,716,003
                                     ----------- ----------- -----------
  Total income...................... 10,750,080        -     10,750,080
                                     ----------- ----------- -----------
  Advisor asset management fee......       -        497,137     497,137
  Property operating expenses.......  3,161,428     343,102   3,504,530
  Interest expense..................    442,546        -        442,546
  Depreciation......................       -      2,867,840   2,867,840
                                     ----------- ----------- -----------
  Total expenses....................  3,603,974   3,708,079   7,312,053
                                     ----------- ----------- -----------
  Net income (loss)................. $7,146,106  (3,708,079)  3,438,027
                                     =========== =========== ===========



  Acquisition of Rose Plaza West, Naperville, Illinois

  Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1998 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                             Rose Plaza West
                                     -----------------------------------
                                         *As      Pro Forma
                                       Reported  Adjustments    Total
                                     ----------- ----------- -----------
  Rental income..................... $  267,617        -        267,617
  Additional rental income..........     68,204        -         68,204
                                     ----------- ----------- -----------
  Total income......................    335,821        -        335,821
                                     ----------- ----------- -----------
  Advisor asset management fee......       -         13,818      13,818
  Property operating expenses.......     85,758       1,751      87,509
  Depreciation......................       -         68,366      68,366
                                     ----------- ----------- -----------
  Total expenses....................     85,758      83,935     169,693
                                     ----------- ----------- -----------
  Net income (loss)................. $  250,063     (83,935)    166,128
                                     =========== =========== ===========

                        Inland Real Estate Corporation
            Notes to Pro Forma Consolidated Statement of Operations
                                  (continued)
                     For the year ended December 31, 1998
                                  (unaudited)


  Acquisition of Pine Tree Plaza, Janesville, Wisconsin

  Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1998 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                              Pine Tree Plaza
                                     -----------------------------------
                                         *As      Pro Forma
                                       Reported  Adjustments    Total
                                     ----------- ----------- -----------
  Rental income..................... $  148,408        -        148,408
  Additional rental income..........     25,400        -         25,400
                                     ----------- ----------- -----------
  Total income......................    173,808        -        173,808
                                     ----------- ----------- -----------
  Advisor asset management fee......       -         22,450      22,450
  Property operating expenses.......     59,341       2,483      61,824
  Depreciation......................       -        129,175     129,175
                                     ----------- ----------- -----------
  Total expenses....................     59,341     154,108     213,449
                                     ----------- ----------- -----------
  Net income (loss)................. $  114,467    (154,108)    (39,641)
                                     =========== =========== ===========

                        Inland Real Estate Corporation
            Notes to Pro Forma Consolidated Statement of Operations
                                  (continued)
                     For the year ended December 31, 1998
                                  (unaudited)


(D) Depreciation expense is computed using the straight-line method, based upon an estimated useful life of thirty years for buildings and fifteen years for improvements.

(E) Advisor Asset Management Fees are calculated as .5% of the Average Invested Assets (as defined).

(F) The consolidated financial statements include the accounts of the Company, Joliet Commons LLC, Ryan LLC and Ryan Cliff Lake LLC.

    In October 1998, the Company entered into the Joliet Commons LLC, an Illinois limited liability company, with an unaffiliated third party in order to purchase Joliet Commons Shopping Center. The transaction was structured such that the Company contributed approximately $52,000 for a 1% interest in the Joliet Commons LLC and the third party contributed a property with a fair market value of approximately $19,733,000 and debt of approximately $14,569,000 to the Joliet Commons LLC for a 99% interest.

    In September 1999, the Company entered into the Ryan and Ryan Cliff Lake LLCs, Delaware limited liability companies, with an unaffiliated third party in order to purchase nine shopping centers: Bally's Total Fitness, Burnsville Crossing, Byerly's Burnsville, Cliff Lake, Park Place Center, The Quarry, Rainbow Maple Grove, Riverdale Commons and Shingle Creek. Ryan Cliff Lake LLC is owned 99% by Ryan LLC and 1% by the Company. The transaction was structured such that the Company contributed approximately $71,604,000 for an approximate 77% interest in the Ryan LLC and the third party contributed the nine properties with a fair market value of approximately $99,427,000 and debt of approximately $65,500,000 to the Ryan LLC for an approximate 23% interest. The Company is the managing member of the Joliet Commons LLC, Ryan LLC and Ryan Cliff Lake LLC. The non-managing member (third party seller) has a right on or after January 1, 2001 to tender up to 1/2 of its interest in the Inland Ryan LLC to the managing member (the Company) to be paid in cash. The remaining interest may be tendered to the managing member on or after June 30, 2002. If the non-managing member has not tendered all of its interest by August 31, 2004, then at any time after that date, the managing member, at its sole and exclusive option, may require the tender of all remaining non-managing member interests. Due to the Company's ability as managing member to directly control the LLCs, they are consolidated for financial reporting purposes. The third parties' interests are reflected as minority interest in the accompanying financial statements.

                         Independent Auditors' Report


The Board of Directors
Inland Real Estate Corporation:


We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of Pine Tree Plaza - Janesville (Pine
Tree), for the period from September 15, 1998 (substantial completion date) to December 31, 1998. This Historical Summary is the responsibility of the management of Inland Real Estate Corporation. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Current Report on Form 8-K of Inland Real Estate Corporation, as described in note 2. The presentation is not intended to be a complete presentation of Pine Tree's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of the Historical Summary for the period from September 15, 1998 (substantial completion date) to December 31, 1998, in conformity with generally accepted accounting principles.


                                                        KPMG LLP


Chicago, Illinois
May 6, 1999

                         Pine Tree Plaza - Janesville
       Historical Summary of Gross Income and Direct Operating Expenses The period from September 15, 1998 (substantial completion date)
                             to December 31, 1998




Gross income:
  Base rental income.............................. $  148,408
  Operating expense and real estate
    tax recoveries................................     23,018
  Percentage rent.................................      2,382
                                                   -----------
  Total Gross Income..............................    173,808
                                                   -----------
Direct operating expenses:
  Operating expenses..............................     25,293
  Real estate taxes...............................      4,235
  Utilities.......................................     13,406
  Insurance.......................................     11,069
  Management Fees.................................      5,338
                                                   -----------
  Total direct operating expenses.................     59,341
                                                   -----------
Excess of gross income over
    direct operating expenses..................... $  114,467
                                                   ===========



See accompanying notes to historical summary of gross income and direct operating expenses.

                         Pine Tree Plaza - Janesville
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
       The period from September 15, 1998 (substantial completion date)
                             to December 31, 1998



1.  Business

    Pine Tree Plaza - Janesville (Pine Tree) is located in Janesville, Wisconsin. It consists of approximately 187,000 square feet of gross leasable area and was approximately 61% leased and occupied at December 31, 1998. Approximately 29% of Pine Tree's square footage is leased to two tenants representing approximately 40% of base rental income. During 1998, Pine Tree was under construction and substantially completed as of September 15, 1998. Accordingly, the Historical Summary of Gross Income and Direct Operating Expenes ("Historical Summary") includes the gross income and direct operating expenses of the property for the period from September 15, 1998 (substantial completion date) to December 31, 1998. Inland Real Estate Corporation has signed a sale and purchase agreement for the purchase of Pine Tree from an unaffiliated third party (Seller).

2.  Basis of Presentation

    The Historical Summary has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Current Report on Form 8-K of Inland Real Estate Corporation and is not intended to be a complete presentation of Pine Tree's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of Pine Tree to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

3.  Gross Income

    Pine Tree leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which Pine Tree is reimbursed for common area, real estate, and insurance costs. Certain of the leases provide for payment of contingent rentals based on a percentage applied by which the tenants' sales exceed predetermined levels. Certain leases contain renewal options at various periods at various rental rates.

    Base rentals are reported as income over the lease term as they become receivable under the lease provisions. However, when rentals vary from a straight-line basis due to short-term rent abatements or escalating rents during the lease term, the income is recognized based on effective rental rates. Related adjustments increased base rental income by $8,655 for the period from September 15, 1998 (substantial completion date) to December 31, 1998.

                         Pine Tree Plaza - Janesville
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
       The period from September 15, 1998 (substantial completion date)
                             to December 31, 1998



    Minimum rents to be received from tenants under operating leases in effect at December 31, 1998 are as follows:

                                Year          Amount
                                ----          ------
                                1999        $ 1,135,536
                                2000          1,135,536
                                2001          1,135,536
                                2002          1,111,536
                                2003          1,771,184
                              Thereafter      6,696,991
                                            -----------
                                            $12,986,319
                                            ===========

4.  Direct Operating Expenses

    Direct operating expenses include only those costs expected to be comparable to the proposed future operations of Pine Tree. Costs such as mortgage interest, depreciation, amortization and professional fees are excluded from the Historical Summary.

    An affiliate of the seller provides management services for Pine Tree based on a percentage of gross income for such services. Subsequent to the sale of Pine Tree (note 1), Pine Tree will be managed by an affiliate of Inland Real Estate Corporation and the current management agreement will cease. Any new management agreement may cause future management fees to differ from the amounts reflected in the Historical Summary.

                         Independent Auditors' Report


The Board of Directors
Inland Real Estate Corporation:


We have audited the accompanying Combined Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of the The Ryan Properties ("the Properties"), for the year ended December 31, 1998. This Historical Summary is the responsibility of the management of Inland Real Estate
Corporation. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Current Report on Form 8-K of Inland Real Estate Corporation, as described in note 2. The presentation is not intended to be a complete presentation of the Properties' revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of the Historical Summary for the year ended December 31, 1998, in conformity with generally accepted accounting principles.

Our audit was made for  the  purpose  of  forming  an opinion on the Historical
Summary.  The supplementary  information  included  in  Schedule 1 is presented forthe purposes of additional analysis and is not a required part of the Historical Summary. Such information has been subjected to the auding procedures applied in the audit of the Historical Summary and, in our opinion, is fairly stated in all material respects in relation to the Historical Summary taken as a whole.


                                                        KPMG LLP


Chicago, Illinois
August 27, 1999

                              The Ryan Properties
   Combined Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1998




Gross income:
  Base rental income.............................. $8,034,077
  Percentage rent.................................      2,428
  Operating expense and real estate
    tax recoveries................................  2,713,575
                                                   -----------
  Total Gross Income.............................. 10,750,080
                                                   -----------
Direct operating expenses:
  Operating expenses..............................    681,451
  Real estate taxes...............................  2,109,323
  Utilities.......................................    172,072
  Insurance.......................................     57,930
  Management Fees.................................    140,652
  Interest expense................................    442,546
                                                   -----------
  Total direct operating expenses.................  3,603,974
                                                   -----------
Excess of gross income over
    direct operating expenses..................... $7,146,106
                                                   ===========








See accompanying notes to historical summary of gross income and direct operating expenses.

                              The Ryan Properties
                          Combined Historical Summary
                 of Gross Income and Direct Operating Expenses
                               December 31, 1998



1.  Business

    The Ryan Properties ("the Properties") consist of the following:

                             Gross                            Occupancy at
            Name         Leasable Area      Location        December 31, 1998

    Bally Total Fitness      43,000    St. Paul, MN              100%

    Park Place Plaza         94,104    St. Louis Park, MN         90%  (a)

    Riverdale Commons       153,737    Coon Rapids, MN            77%  (b)

    Shingle Creek            39,486    Brooklyn Center, MN        82%
      Shopping Center

    Burnsville Crossing      90,835    Burnsville, MN             62%

    Byerly's Burnsville      76,190    Burnsville, MN             83%

    Quarry Retail           290,648    Minneapolis, MN            98%
      Shopping Center

    Cliff Lake Centre        74,215    Eagan, MN                  94%

    Maple Grove Retail       79,130    Maple Grove, MN            81%  (c)

    Bohl Farm                 (d)      St. Charles, IL            (d)
      Marketplace


   (a) A portion of Park Place Plaza aggregating 5,000 square feet was under construction during 1998 and was substantially complete on April 24, 1998.

   (b) Riverdale  Commons  was   under   construction   during   1998  and  was
       substantially complete on August 14, 1998.

   (c) Maple  Grove  Retail  was   under   construction  during  1998  and  was
       substantially complete on September 11, 1998.

   (d) Bohl Farm Marketplace was under construction during 1998 and was substantially complete on June 1, 1999.

   The accompanying combined Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) includes the gross income and direct operating expenses of the properties under construction during 1998 for the period from the substantial completion date through December 31, 1998.

   Approximately 30% of the total Properties' square footage is leased to two tenants representing approximately 29% of base rental income.

                              The Ryan Properties
                          Combined Historical Summary
                 of Gross Income and Direct Operating Expenses
                               December 31, 1998


   Inland Real Estate Corporation ("Inland") has entered into a Contribution Agreement with The Ryan Compajies US, Inc. ("Ryan"), the owner of the
Properties, whereby Ryan will contribute the Properties to a newly formed Limited Liability Company (the "LLC") in exchange for an approximate 23% ownership interest. Inland will contribute cash and debt to the LLC in exhange for the remaining 77% ownership interesdst and will be the managing member of the LLC.

2. Basis of Presentation and Combination

   The Historical Summary has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Current Report on Form 8-K of Inland Real Estate Corporation and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Properties to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

   The  Historical  Summary  represents   the  combination  of  the  properties
described in note 1 since the Properties are being acquired from a common seller.

3. Gross Income

   The Properties lease retail space under various lease agreements with their tenants. All leases are accounted for as operating leases. The leases include provisions under which the Properties are reimbursed for common area, real estate, and insurance costs. Certain of the leases provide for payment of contingent rentals based on a percentage applied to the amount by which the tenants' sales exceed predetermined levels. Certain leases contain renewal options at various periods at various rental rates.

   In addition, certain of the properties are leased on a triple-net basis which requires that in addition to paying base rent, the tenant is also responsible for payment of insurance, taxes and maintenance.

   Base rentals are reported as income over the lease term as they become receivable under the lease provisions. However, when rentals vary from a straight-line basis due to short-term rent abatements or escalating rents during the lease  term,  the  income  is  recognized  based on effective rental rates. Related adjustments increased base rental income by approximately $313,000 for the year ended December 31, 1998.

                              The Ryan Properties
                          Combined Historical Summary
                 of Gross Income and Direct Operating Expenses
                               December 31, 1998


    Minimum rents to be received from tenants under operating leases in effect at December 31, 1998 are as follows:

                                Year          Amount
                                ----          ------
                                1999        $ 11,025,512
                                2000          10,624,221
                                2001          10,428,601
                                2002          10,031,801
                                2003           9,460,041
                              Thereafter      86,951,562
                                            -------------
                                            $138,521,738
                                            =============

4.  Direct Operating Expenses

    Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Properties. Costs such as mortgage interest, depreciation, amortization and professional fees are excluded from the Historical Summary.

    An affiliate of Ryan provides management services for the Properties based on a percentage of adjusted gross income for such services. Subsequent to the formation of the LLC (note 1), the Properties will be managed by an affiliate of Inland and the current management agreement will cease. Any new management agreement may cause future management fees to differ from the amounts reflected in the Historical Summary.

    Inland will assume the outstanding mortgage debt related to Cliff Lake Centre of approximately $5,123,600 in connection with the acquisition. The assumed debt which originated December 23, 1997 and matures January 1, 2008, has an annual interest rate of 7.86% payable monthly.


(5) Commitments and Contingencies

    Inland has the option to acquire various outlot buildings from Ryan. The option may be exercised when Ryan completes construction and leases the outlot buildings.

                              The Ryan Properties
                              Combining Schedule
                               December 31, 1998
                   Bally Total Park Place   Riverdale    Shingle   Burnsville    Byerly's
                     Fitness     Plaza       Commons      Creek     Crossing    Burnsville
                   ----------- ----------- ----------- ----------- ----------- ------------
Gross income:
Base rental income $  602,056   1,198,216     414,681     392,001     575,492      746,276
Percentage rent...       -           -           -           -          2,428         -
Operating and real
  estate tax
  recoveries......     87,049     380,446      43,481     165,630     161,132      311,478
                   ----------- ----------- ----------- ----------- ----------- ------------
Total gross income    689,105   1,578,662     458,162     557,631     739,052    1,057,754
                   ----------- ----------- ----------- ----------- ----------- ------------
Direct operating
  expenses:
Operating expenses        333     102,485      24,079      51,414      73,973       33,936
Real estate taxes.     87,049     290,877      31,451     152,137     191,377      275,708
Utilities.........       -         23,351       2,778      14,912      23,478       16,287
Insurance.........       -          6,491         970       3,877       7,712        4,988
Management fee....       -         20,936       3,394      23,812       9,573       14,434
Interest expense..       -           -           -           -           -            -
                   ----------- ----------- ----------- ----------- ----------- ------------
Total direct
  operating
  expenses........     87,382     444,140      62,672     246,152     306,113      345,353
                   ----------- ----------- ----------- ----------- ----------- ------------
Excess of gross
  income over
  direct operating
  expenses........ $  601,723   1,134,522     395,490     311,479     432,939      712,401
                   =========== =========== =========== =========== =========== ============
                       The     Cliff Lake  Maple Grove    Bohl
                     Quarry      Center      Retail       Farms      Totals
                   ----------- ----------- ----------- ----------- -----------
Gross income:
Base rental income $3,051,271     796,871     257,213        -      8,034,077
Percentage rent...       -           -           -           -          2,428
Operating and real
  estate tax
  recoveries......  1,026,006     486,283      52,070        -      2,713,575
                   ----------- ----------- ----------- ----------- -----------
Total gross income  4,077,277   1,283,154     309,283        -     10,750,080
                   ----------- ----------- ----------- ----------- -----------
Direct operating
  expenses:
Operating expenses    189,567     203,414       2,250        -        681,451
Real estate taxes.    775,002     255,452      50,270        -      2,109,323
Utilities.........     59,128      32,138        -           -        172,072
Insurance.........     25,253       8,639        -           -         57,930
Management fee....     22,577      45,926        -           -        140,652
Interest expense..       -        442,546        -           -        442,546
                   ----------- ----------- ----------- ----------- -----------
Total direct
  operating
  expenses........  1,071,527     988,115      52,520        -      3,603,974
                   ----------- ----------- ----------- ----------- -----------
Excess of gross
  income over
  direct operating
  expenses........ $3,005,750     295,039     256,763        -      7,146,106
                   =========== =========== =========== =========== ===========


   See accompanying notes to combined historical summary of gross income and direct operating expenses.


                                     F-33








                         Independent Auditors' Report


The Board of Directors
Inland Real Estate Corporation:


We have audited the accompanying Historical  Summary of Gross Income and Direct
Operating  Expenses  (Historical  Summary)   of   the  Rose  Plaza  West  ("the
Property"), for the year ended December  31,  1998.  This Historical Summary is the responsibility of the management  of  Inland  Real Estate Corporation.  Our responsibility is to express an opinion  on the Historical Summary based on our audit.

We  conducted  our  audit  in   accordance  with  generally  accepted  auditing
standards.  Those standards  require  that  we  plan  and  perform the audit to obtain reasonable assurance about  whether  the  Historical  Summary is free of material misstatement.  An audit includes  examining, on a test basis, evidence supporting the amounts and  disclosures  in  the  Historical Summary.  An audit
also  includes  assessing  the   accounting  principles  used  and  significant
estimates made by management, as well as evaluating the overall presentation of the Historical Summary.  We believe  that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was  prepared  for the purpose of complying with the rules and regulations  of  the  Securities and Exchange Commission and for inclusion  in  the  Current  Report  on  Form  8-K  of  Inland  Real Estate
Corporation, as described in note 2.   The presentation is not intended to be a
complete presentation of the Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Pine Tree for the year ended December 31, 1998, in conformity with generally accepted accounting principles.


                                                        KPMG LLP


Chicago, Illinois
October 7, 1999











                                     F-34


                                Rose Plaza West
       Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1998




Gross income:
  Base rental income.............................. $  267,617
  Operating expense and real estate
    tax recoveries................................     68,204
                                                   -----------
  Total Gross Income..............................    335,821
                                                   -----------
Direct operating expenses:
  Operating expenses..............................     26,934
  Real estate taxes...............................     29,249
  Utilities.......................................      5,761
  Insurance.......................................     10,453
  Management Fees.................................     13,361
                                                   -----------
  Total direct operating expenses.................     85,758
                                                   -----------
Excess of gross income over
    direct operating expenses..................... $  250,063
                                                   ===========



See accompanying notes to historical summary of gross income and direct operating expenses.



























                                     F-35


                                Rose Plaza West
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1998


1.  Business

    Rose Plaza West (the "Property")  is  located  in Naperville, Illinois.  It consists of approximately 15,000 square feet of gross leasable area and was approximately 100% leased and occupied at December 31, 1998.  Approximately
    48% of the Property is leased  to one tenant representing approximately 48%
    of base rental revenues.  Inland  Real Estate Corporation has signed a sale
    and  purchase  agreement  for  the   purchase   of  the  Property  from  an
    unaffiliated third party (Seller).

2.  Basis of Presentation

    The Historical  Summary  of  Gross  Income  and  Direct  Operating Expenses
    (Historical Summary) has been  prepared  for  the purpose of complying with
    Rule 3-14 of the Securities and  Exchange Commission Regulation S-X and for
    inclusion  in  the  Current  Report  on  Form  8-K  of  Inland  Real Estate
    Corporation and is  not  intended  to  be  a  complete  presentation of the
    Property's revenues and expenses.  The Historical Summary has been prepared on the accrual basis of accounting  and requires management of the Property to make estimates and assumptions  that  affect the reported amounts of the
    revenues and expenses  during  the  reporting  period.   Actual results may
    differ from those estimates.

3.  Gross Income

    The Property leases retail  space  under  various lease agreements with its tenants.  All leases are  accounted  for  as  operating leases.  The leases include provisions under which the  Property is reimbursed for common area,
    real estate, and  insurance  costs.    Certain  of  the  leases provide for
    payment of contingent rentals based  on  a percentage applied to the amount by which the tenants'  sales  exceed  predetermined levels.  Certain leases contain renewal options at various periods at various rental rates.

    Base rentals are reported  as  income  over  the  lease term as they become
    receivable under the lease provisions.    However, when rentals vary from a
    straight-line basis due to  short-term  rent abatements or escalating rents during the lease term, the  income  is recognized based on effective rental rates.  Related adjustments reduced  base  rental  income by $1,357 for the year ended December 31, 1998.














                                     F-36


                                Rose Plaza West
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1998


    Minimum rents to be received from tenants under operating leases in effect at December 31, 1998 are as follows:

                                Year          Amount
                                ----          ------
                                1999        $   265,429
                                2000            265,429
                                2001            295,429
                                2002            254,023
                                2003            209,862
                              Thereafter        662,408
                                            -----------
                                            $ 1,922,580
                                            ===========

4.  Direct Operating Expenses

    Direct  operating  expenses  include  only   those  costs  expected  to  be
    comparable to the proposed future  operations  of the Property.  Costs such as mortgage interest, depreciation,  amortization and professional fees are excluded from the Historical Summary.

    An affiliate of the  seller  provides  management services for the Property based on a percentage of gross income for such services.  Subsequent to the sale, the Property  will be  managed  by an affiliate of Inland Real Estate
    Corporation and the  current  management  agreement  will  cease.   Any new
    management agreement may cause  future  management  fees to differ from the amounts reflected in the Historical Summary.

























                                     F-37








                         Independent Auditors' Report


The Board of Directors
Inland Real Estate Corporation:


We have audited the accompanying Historical  Summary of Gross Income and Direct
Operating Expenses (Historical Summary)  of  Baytowne  Square & Shoppes for the
year ended December 31, 1998.  This Historical Summary is the responsibility of
the management of Inland  Real  Estate  Corporation.   Our responsibility is to
express an opinion on the Historical Summary based on our audit.

We  conducted  our  audit  in   accordance  with  generally  accepted  auditing
standards.  Those standards  require  that  we  plan  and  perform the audit to obtain reasonable assurance about  whether  the  Historical  Summary is free of material misstatement.  An audit includes  examining, on a test basis, evidence supporting the amounts and  disclosures  in  the  Historical Summary.  An audit
also  includes  assessing  the   accounting  principles  used  and  significant
estimates made by management, as well as evaluating the overall presentation of the Historical Summary.  We believe  that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was  prepared  for the purpose of complying with the rules and regulations  of  the  Securities and Exchange Commission and for inclusion in the  Current  Report  on  on  Form  8-K  of Inland Real Estate
Corporation, as described in note 2.   The presentation is not intended to be a
complete presentation of Baytowne Square & Shoppes' revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Baytowne Square & Shoppes for the year ended December 31, 1998, in conformity with generally accepted accounting principles.


                                                        KPMG LLP


Chicago, Illinois
February 4, 1999












                                     F-38



                           Baytowne Square & Shoppes
       Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1998




Gross income:
  Base rental income.............................. $1,276,249
  Operating expense and real estate
    tax recoveries................................    290,362
                                                   -----------
  Total Gross Income..............................  1,566,611
                                                   -----------
Direct operating expenses:
  Operating expenses..............................     45,489
  Real estate taxes...............................    200,604
  Utilities.......................................     27,684
  Insurance.......................................      8,934
  Management Fees.................................     49,020
                                                   -----------
  Total direct operating expenses.................    331,731
                                                   -----------
Excess of gross income over
    direct operating expenses..................... $1,234,880
                                                   ===========



See accompanying notes to historical summary of gross income and direct operating expenses.


























                                     F-39


                           Baytowne Square & Shoppes
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1998


1.  Business

    Baytown Square and Shoppes  (Baytowne)  is  located in Champaign, Illinois.
    It consists of approximately 119,000 square feet of gross leasable area and
    was  approximately  97%  leased   and   occupied   at  December  31,  1998.
    Approximately 44%  of  Baytowne  is  leased  to  three tenants representing
    approximately 45% of base  rental  income.   Inland Real Estate Corporation
    has signed a sale and purchase  agreement for the purchase of Baytowne from an unaffiliated third party (Seller).

2.  Basis of Presentation

    The Historical  Summary  of  Gross  Income  and  Direct  Operating Expenses
    (Historical Summary) has been  prepared  for  the purpose of complying with
    Rule 3-14 of the Securities and  Exchange Commission Regulation S-X and for
    inclusion  in  the  Current  Report  on  Form  8-K  of  Inland  Real Estate
    Corporation and is not intended to be a complete presentation of Baytowne's
    revenues and expenses.   The  Historical  Summary  has been prepared on the
    accrual basis of accounting  and  requires  management  of Baytowne to make estimates and assumptions that affect  the reported amounts of the revenues
    and expenses during the reporting  period.   Actual results may differ from
    those estimates.

3.  Gross Income

    Baytowne leases  retail  space  under  various  lease  agreements  with its tenants.  All leases are  accounted  for  as  operating leases.  The leases include provisions under which Baytowne is reimbursed for common area, real
    estate, and insurance costs.    Certain  leases  contain renewal options at
    various periods at various rental rates.

    Base rentals are reported  as  income  over  the  lease term as they become
    receivable under the lease provisions.    However, when rentals vary from a
    straight-line basis due to  short-term  rent abatements or escalating rents during the lease term, the  income  is recognized based on effective rental rates.  Related adjustments increased base rental income by $25,291 for the year ended December 31, 1998.
















                                     F-40


                           Baytowne Square & Shoppes
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1998


    Minimum rents to be received from tenants under operating leases in effect at December 31, 1998 are as follows:

                                Year          Amount
                                ----          ------
                                1999        $ 1,268,971
                                2000          1,249,956
                                2001          1,241,552
                                2002          1,202,808
                                2003            963,250
                              Thereafter      4,759,675
                                            -----------
                                            $10,686,212
                                            ===========

4.  Direct Operating Expenses

    Direct  operating  expenses  include  only   those  costs  expected  to  be
    comparable to the proposed future  operations  of  Baytowne.  Costs such as mortgage interest,  depreciation,  amortization  and  professional fees are excluded from the Historical Summary.

    Baytowne had not received its final real estate tax bill for 1998. Real estate tax expense is estimated based upon bills for 1997. The difference between the estimate and the final tax bill is not expected to have a material impact on the Historical Summary.

    An affiliate of the seller provides management services for Baytowne based on a percentage of gross income for such services. Subsequent to the sale of Baytowne (note 1), Baytowne will be managed by an affiliate of Inland
    Real Estate Corporation and  the  current  management agreement will cease.
    Any new management agreement may cause future management fees to differ from the amounts reflected in the Historical Summary.




















                                     F-41








                         Independent Auditors' Report


The Board of Directors
Inland Real Estate Corporation:


We have audited the accompanying Historical  Summary of Gross Income and Direct
Operating Expenses (Historical Summary) of  Loehmann's Plaza for the year ended
December 31, 1998.    This  Historical  Summary  is  the  responsibility of the
management of Inland Real Estate Corporation.  Our responsibility is to express an opinion on the Historical Summary based on our audit.

We  conducted  our  audit  in   accordance  with  generally  accepted  auditing
standards.  Those standards  require  that  we  plan  and  perform the audit to obtain reasonable assurance about  whether  the  Historical  Summary is free of material misstatement.  An audit includes  examining, on a test basis, evidence supporting the amounts and  disclosures  in  the  Historical Summary.  An audit
also  includes  assessing  the   accounting  principles  used  and  significant
estimates made by management, as well as evaluating the overall presentation of the Historical Summary.  We believe  that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was  prepared  for the purpose of complying with the rules and regulations  of  the  Securities and Exchange Commission and for inclusion  in  the  Current  Report  on  Form  8-K  of  Inland  Real Estate
Corporation, as described in note 2.   The presentation is not intended to be a
complete presentation of Loehmann's Plaza's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Loehmann's Plaza for the year ended December 31, 1998, in conformity with generally accepted accounting principles.


                                                        KPMG LLP


Chicago, Illinois
February 19, 1999












                                     F-42



                               Loehmann's Plaza
       Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1998




Gross income:
  Base rental income.............................. $1,296,960
  Operating expense and real estate
    tax recoveries................................    347,134
  Percentage income...............................    123,200
                                                   -----------
  Total Gross Income..............................  1,767,294
                                                   -----------
Direct operating expenses:
  Operating expenses..............................    168,210
  Real estate taxes...............................    193,933
  Utilities.......................................     29,661
  Insurance.......................................     14,738
  Management Fees.................................     70,938
                                                   -----------
  Total direct operating expenses.................    477,480
                                                   -----------
Excess of gross income over
    direct operating expenses..................... $1,289,814
                                                   ===========



See accompanying notes to historical summary of gross income and direct operating expenses.

























                                     F-43


                               Loehmann's Plaza
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1998


1.  Business

    Loehmann's Plaza is  located  in  Brookfield,  Wisconsin.    It consists of
    approximately  108,000  square  feet   of   gross  leasable  area  and  was
    approximately 100% leased and occupied at December 31, 1998.  Approximately
    64%  of  Loehmann's   Plaza   is   leased   to  five  tenants  representing
    approximately 45% of base  rental  income.   Inland Real Estate Corporation
    has signed a sale  and  purchase  agreement  for the purchase of Loehmann's
    Plaza from an unaffiliated third party (Seller).

2.  Basis of Presentation

    The Historical  Summary  of  Gross  Income  and  Direct  Operating Expenses
    (Historical Summary) has been  prepared  for  the purpose of complying with
    Rule 3-14 of the Securities and  Exchange Commission Regulation S-X and for
    inclusion  in  the  Current  Report  on  Form  8-K  of  Inland  Real Estate
    Corporation and is not intended to be a complete presentation of Loehmann's
    Plaza's revenues and expenses.  The Historical Summary has been prepared on the accrual basis of accounting and requires management of Loehmann's Plaza to make estimates and assumptions  that  affect the reported amounts of the
    revenues and expenses  during  the  reporting  period.   Actual results may
    differ from those estimates.

3.  Gross Income

    Loehmann's Plaza leases retail  space  under  various lease agreements with its tenants.  All leases are accounted for as operating leases.  The leases include provisions under which  Loehmann's  Plaza  is reimbursed for common
    area, real estate, and insurance costs.   Certain of the leases provide for
    payment of contingent rentals based  on  a percentage applied to the amount by which the tenants'  sales  exceed  predetermined levels.  Certain leases contain renewal options at various periods at various rental rates.

    Base rentals are reported  as  income  over  the  lease term as they become
    receivable under the lease provisions.    However, when rentals vary from a
    straight-line basis due to  short-term  rent abatements or escalating rents during the lease term, the  income  is recognized based on effective rental rates.  Related adjustments  increased  base  rental  income by $95 for the year ended December 31, 1998.














                                     F-44


                               Loehmann's Plaza
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1998


    Minimum rents to be received from tenants under operating leases in effect at December 31, 1998 are as follows:

                                Year          Amount
                                ----          ------
                                1999        $ 1,255,466
                                2000          1,053,111
                                2001            908,062
                                2002            831,781
                                2003            767,735
                              Thereafter      2,875,754
                                            -----------
                                            $ 7,691,909
                                            ===========

4.  Direct Operating Expenses

    Direct  operating  expenses  include  only   those  costs  expected  to  be
    comparable to the proposed  future  operations  of Loehmann's Plaza.  Costs such as mortgage interest, depreciation, amortization and professional fees are excluded from the Historical Summary.

    Loehmann's Plaza had not received its  final real estate tax bill for 1998.
    Real estate tax expense is estimated based upon bills for 1997. The difference between the estimate and the final tax bill is not expected to have a material impact on the Historical Summary.

    An affiliate of  the  seller  provides  management  services for Loehmann's
    Plaza based on a percentage of  gross income for such services.  Subsequent to the sale of Loehmann's Plaza  (note 1), Loehmann's Plaza will be managed by  an  affiliate  of  Inland  Real  Estate  Corporation  and  the  current
    management agreement will cease.    Any  new management agreement may cause
    future  management  fees  to  differ  from  the  amounts  reflected  in the
    Historical Summary.



















                                     F-45


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